UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2022

KBR, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33146	20-4536774
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Jefferson Street
Suite 3400
Houston,	Texas	77002
(Address of principal executive offices)

Registrant’s telephone number including area code: (713) 753-2000

Title of each class	Trading symbol	Name of each exchange on which listed
Common Stock, $0.001 par value	KBR	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 17, 2022, KBR, Inc. (the “Company”) entered into Amendment No. 6 (the “Amendment”) to its existing Credit Agreement, dated as of April 25, 2018 (as amended by Amendment No. 1, dated as of November 12, 2018, Amendment No. 2, dated as of February 7, 2020, Amendment No. 3, dated as of July 2, 2020, Amendment No. 4, dated as of September 14, 2020 and Amendment No. 5, dated as of November 18, 2021, the “Existing Credit Agreement” from time to time prior to the Amendment, the Existing Credit Agreement, and as further amended by the Amendment, the “Credit Agreement”), with Bank of America, N.A., as administrative agent, swing line lender and a letter of credit issuer, the lenders party thereto, and each of the subsidiaries of the Company party thereto.

The Amendment amended certain provisions under the Existing Credit Agreement to (i) remove certain provisions relating to an ‘Ichthys Recovery Event’ (as defined in the Existing Credit Agreement) that required the net cash proceeds received pursuant to the Company’s previously announced settlement agreement in connection with its JKC Australia LNG Pty Ltd joint venture (collectively, the “Settlement Payment”) to be applied to prepay principal amounts owing under the Credit Agreement and (ii) permit the Loan Parties (as defined in the Amendment) instead to apply such net cash proceeds of the Settlement Payment for working capital and other general corporate purposes.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment which is filed as Exhibit 10.1 hereto and is incorporated into this Item 1.01 by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

10.1         Amendment No. 6 to the Credit Agreement, dated as of May 17, 2022, with Bank of America, N.A., as administrative agent, swing line lender and a letter of credit issuer, the lenders party thereto, and each of the subsidiaries of the Company party thereto.

104          Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBR, INC.

May 19, 2022	/s/ Adam M. Kramer
Adam M. Kramer
Vice President, Corporate Secretary & Sustainability